Aftershock Strategies Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SHKIX)

Class N Shares (Symbol: SHKNX)

Supplement dated December 19, 2013

to the Prospectus dated March 22, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus.

Effective December 19, 2013, the Fund may invest up to 60% of its assets in equities. Previously, the Fund could only invest up to 50% of its assets in equities. Accordingly, the Fund's prospectus is revised as follows:

Summary Section—Principal Investment Strategies

The third paragraph included under the heading “Summary Section – Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

With respect to allocation of the Fund’s investments across the four asset categories, the Fund’s investments will correspond to the Adviser’s asset allocation model that is diversified across asset categories with no one category constituting over 50% of total assets (60% of total assets in the case of equities), and no two categories constituting over 80% of total assets. The Fund may also make investments in foreign markets to take advantage of a potential decline in the dollar or long term declines in foreign bond or equities markets. Over time, the Adviser expects the allocation among all of its asset categories to change as the macroeconomic environment changes. For instance, in the event of long term decline in the equity and fixed income markets and/or high inflation, asset allocations may move more heavily toward commodities and similar asset categories that are often more inflation protected. The Adviser will monitor the performance of the Fund’s investments on a continuous basis.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings— Principal Investment Strategies

The fourth paragraph included under the heading “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings – Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

With respect to allocation of the Fund’s investments across the four asset categories, the Fund’s investments will correspond to the Adviser’s asset allocation model that is diversified across asset categories with no one category constituting over 50% of total assets (60% of total assets in the case of equities), and no two categories constituting over 80% of total assets. The Fund may also make investments in foreign markets to take advantage of a potential decline in the dollar or long term declines in foreign bond or equities markets. Over time, the Adviser expects the allocation among all of its asset categories to change as the macroeconomic environment changes. For instance, in the event of long term decline in the equity and fixed income markets and/or high inflation, asset allocations may move more heavily toward commodities and similar asset categories that are often more inflation protected. The Adviser will monitor the performance of the Fund’s investments on a continuous basis. Over time, the Adviser expects the allocation among all of its asset categories to change as the macroeconomic environment changes.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I and Class N shares dated March 22, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).